UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

225 Union Blvd., Suite 600
Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 974-2140
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

On December 29, 2017, the Company entered into Amendment No. 1 to the Sales Agreement (the “Amendment”) with Cantor Fitzgerald & Co. (“Cantor”).

The Amendment amends the Sales Agreement entered into by the Company and Cantor on December 23, 2016, as further described in the Company’s Form 8-K filed with the United States Securities and Exchange Commission on December 23, 2016.

Pursuant to the Sales Agreement, as amended by the Amendment (the “Amended Sales Agreement”), the Company may sell from time to time, at its option, the Company’s common shares, through Cantor, as sales agent. Pursuant to the Amended Sales Agreement, sales of the common shares, if any, will be made under the Company’s previously filed and effective Registration Statement on Form S-3 (File No. 333-210782), by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”).

The Amendment is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the exhibit attached hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the common shares discussed herein, nor shall there be any offer, solicitation, or sale of the common shares in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 8.01. Other Events.

In connection with entering into the Amendment, the Company filed a prospectus supplement to its effective U.S. registration statement on Form S-3 in order to renew its ‘at-the-market’ program (“ATM”). Pursuant to the prospectus supplement, the Company may, at its discretion from time to time, sell up to $30 million of common shares. The Company has raised approximately $14.2 million during 2017 under its current $20 million ATM with another $5.8 million left until completion.

Item 9.01. Exhibits.

Exhibit	Description
1.1	Amendment No. 1, dated December 29, 2017, to the Sales Agreement, dated December 23, 2016, by and between Energy Fuels Inc and Cantor Fitzgerald & Co.
5.1	Legal Opinion of Borden Ladner Gervais LLP with respect to the Offering
99.1	Consent of Borden Ladner Gervais LLP (contained in Exhibit 5.1)
99.2	Consent of Mark Mathisen
99.3	Consent of Valerie Wilson
99.4	Consent of Jeffrey Woods
99.5	Consent of Roscoe Postle Associates Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

Dated: December 29, 2017	By: /s/ David C. Frydenlund
David C. Frydenlund
Senior Vice President, General Counsel and Corporate
Secretary